UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           __________________________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) June 14, 2005
                                                          -------------



                         Mobius Management Systems, Inc.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                         Commission File Number: 0-24077
                                                 -------

            Delaware                                          13-3078745
            --------                                          ----------
 (State or other Jurisdiction of                           (I.R.S. Employer
          Incorporation)                                  Identification No.)


                     120 Old Post Road, Rye, New York 10580
                     --------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (914) 921-7200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

      At a meeting of the Board of Directors (the "Board") of Mobius Management Systems, Inc. (the "Company") held on June 14, 2005, the Board approved a plan to accelerate the vesting of all unvested employee stock options other than those options awarded to officers of the Company. The accelerated stock options were issued under the Company's 1996 Stock Incentive Plan.

      A copy of the press release dated June 20, 2005, announcing the acceleration of the vesting of certain stock options as described above, is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits

      99.1 Press Release issued by Mobius Management Systems, Inc. dated June 20, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 20, 2005


                                           MOBIUS MANAGEMENT SYSTEMS, INC.

                                           By: /s/ Raymond F. Kunzmann
                                              ---------------------------------
                                              Raymond F. Kunzmann
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)